Sextant Growth Fund

Ticker Symbol: SSGFX

March 27, 2014

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Growth Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.sextantfunds.com/prospectus. You can also get this information at no cost by calling 1-800/SATURNA or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 27, 2014, are incorporated by reference into this Summary Prospectus.

Sextant Growth Fund

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Investment Objective

Long-term capital growth.

Fees and Expenses

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (vary with performance)	0.50%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.94%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$96	$300	$520	$1,155

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29.22% of the average value of its portfolio.

Principal Investment Strategies

The Growth Fund seeks capital growth by investing in common stocks of US companies. The Fund diversifies its investments across industries and companies and generally follows a value investment style. The Fund looks for companies with growing revenues and earnings, favoring companies trading for less than the adviser's assessment of intrinsic value, which typically means companies with low price/earning multiples, low price to cash flow, and higher dividend yields. The Fund may invest in securities of smaller or newer companies as well as those of well-seasoned companies of any size.

Principal Risks of Investing

The value of Growth Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

The Fund may invest in smaller companies, which involve higher investment risks in that they often have limited product lines, markets, and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

Performance

The following bar chart and table provide an indication of the risks of investing in the Growth Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

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Sextant Growth Fund

Annual Total Return

Best Quarter	Q4 2004	15.45%
Worst Quarter	Q4 2008	-20.39%

Average Annual Total Returns for periods ended December 31, 2013
	1 Year	5 Year	10 Year
Return before taxes	30.29%	14.84%	8.37%
Return after taxes on distributions	27.51%	14.30%	8.03%
Return after taxes on distributions and sale of Fund shares	18.71%	11.84%	6.75%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.93%	7.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is Growth Fund's investment adviser.

Portfolio Manager

Since 2013, Mr. Paul Meeks, a portfolio manager and investment analyst of Saturna Capital Corporation, has been the person primarily responsible for the day-to-day management of the Growth Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $1,000 or more ($100 under a group or retirement plan) payable to the Growth Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write: Sextant Mutual Funds
Box N
Bellingham, WA 98227-0596

Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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